Annual Meeting Of Stockholders April 22, 2009 Exhibit 99.1

Forward Looking Statements
Forward Looking Statements
Certain statements contained herein are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe,"
"expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the “Company”)
operates, competitive products and pricing, fiscal and monetary policies of the U.S.
Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company wishes to caution readers not to place undue reliance on any such forward-
looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.
The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Company Profile
Company Profile
• Holding Company for The Provident Bank
– New Jersey’s oldest bank, founded in 1839
– 82 branches in 10 counties
• IPO Date: January 2003
• NYSE Symbol: PFS
•
Market Cap: $696.5 million*
•
Average Daily Volume: 640,000 shares*
*as of 4/17/09

Stock Ownership Profile
Stock Ownership Profile
• Institutional Ownership: 56.9%
• Individual Ownership: 26.8%
• Insider Ownership:
– Executive Officers & Directors:
8.5%
– Employee Stock Ownership Plan:
7.8%

Stock Performance

Executive Leadership Team
Executive Leadership Team
•
Paul M. Pantozzi 46 Years           46 Years
– Chairman & Chief Executive Officer
•
Christopher Martin 28 Years 5 Years
– President & Chief Operating Officer
•
Donald Blum 30 Years 8 Years
– EVP & Chief Lending Officer
•
John F. Kuntz 22 Years 8 Years
– EVP & General Counsel
•
Linda A. Niro 32 Years 30 Years
– EVP & Chief Financial Officer
Executive Officer
Financial
Services
Experience
With
Provident

Executive Leadership Team
Executive Leadership Team
•
Brian Giovinazzi 32 Years 2 Years
– EVP & Chief Credit Officer
•
Giacamo Novielli 31 Years 31 Years
– EVP & Chief Information Officer
•
Michael A. Raimonde 35 Years 2 Years
– SVP – Retail Banking
•
Janet Krasowski 30 Years 3 Years
– SVP – Human Resources
•
James D. Nesci 17 Years 1 Month
– SVP – Wealth Management
Executive Officer
Financial
Services
Experience
With
Provident

Strategic Priorities
Strategic Priorities
• Provide competitively priced loan and deposit
products and services
– Emphasis on customized solutions
• Build commercial customer relationships
– Emphasis on increasing commercial ratio of both
loans and deposits
• Enhance non-interest income
– Emphasis on Wealth Management
• Maintain effective management of non-
interest expense

Strategic Priorities
Strategic Priorities
• Maintain a well-trained, highly motivated
workforce
– Emphasis on customer service
– Emphasis on operating efficiency
• Enhance technology
– “Virtual Branch”
• Maximize effectiveness of branch network
– Open new branches in strong markets
– Consolidate underperforming branches

Stockholder Value Stockholder Value • Adhering to priorities culminates in: – Competitive advantage – Profitable growth – Increased earnings – Enhanced long-term stockholder value

Branch Map

Total Assets Total Assets (in $ millions) (in $ millions) $5,743 $6,359 $6,549 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 2006 2007 2008

Total Deposits Total Deposits (in $millions) (in $millions) $3,826 $4,225 $4,226 $3,600 $3,700 $3,800 $3,900 $4,000 $4,100 $4,200 $4,300 2006 2007 2008

Deposit Mix Deposit Mix Time 40.76% Savings 32.96% Money Market 3.05% NOW 11.69% Non- Int DDA 11.54% NOW 14.25% Money Market 17.91% Savings 20.64% Time 36.26% Non-Int DDA 10.94% 12/31/06 12/31/08

Total Loans Total Loans (in $millions) (in $millions) $3,783 $4,296 $4,527 $3,400 $3,600 $3,800 $4,000 $4,200 $4,400 $4,600 2006 2007 2008

Loan Mix Loan Mix 12/31/06 12/31/08 CRE 24.63% Construction 5.17% C & I 16.68% 1- 4 Family 39.70% Consumer 13.82% Consumer 15.70% C & I 13.30% 1- 4 Family 43.00% Construction 7.50% CRE 20.40%

Asset Quality
Asset Quality
• No sub-prime loans
• No preferred stocks, trust-preferred
securities or CDOs
• Conservative credit culture
– Loan underwriting standards
– Portfolio risk evaluation
– Proactive collection and loan work-out
practices

Non-Performing Assets to Total Assets Non-Performing Assets to Total Assets 0.95% 0.56% 0.14% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 2006 2007 2008

Loan Loss Allowance to Total Loans Loan Loss Allowance to Total Loans 1.05% 0.95% 0.86% 0.80% 0.90% 1.00% 1.10% 2006 2007 2008

Capital Capital • PFS and The Provident Bank exceed regulatory thresholds to be considered “well-capitalized” • Not participating in federal government’s Capital Purchase Plan under TARP